                                                                   EXHIBIT 10.62

                      ----------------------------------

                                KRUSE WOODS ONE

                                LEASE AGREEMENT

                      ----------------------------------


                                by and between

                       WCB FIFTEEN LIMITED PARTNERSHIP,

                        a Delaware limited partnership
                                 ("Landlord")


                                      and



                           VIRTUAL MORTGAGE NETWORK,

                             a Nevada corporation
                                  ("Tenant")



                               November 26, 1996

                            BASIC LEASE INFORMATION
                            -----------------------

          The following Basic Lease Information is hereby incorporated into and made a part of the Lease between Landlord and Tenant to which it is attached. Each reference in the Lease to any of the Basic Lease Information shall mean the respective information set forth below, and such information shall be deemed incorporated as a part of the terms provided under the particular Lease Section pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the former shall control.

     1.   Building:      KRUSE WOODS ONE
          ========

     2.   Landlord:      WCB FIFTEEN LIMITED PARTNERSHIP,
          ========
                         a Delaware limited partnership

     3.   Landlord's Address for Giving of Notices and Payment of Rent:
          ============================================================

                         TRANSWESTERN PROPERTY COMPANY
                         5285 S.W. Meadows Road, Suite 370
                         Lake Oswego, OR 97035

     4.   Tenant:        VIRTUAL MORTGAGE NETWORK,
          ======
                         a Nevada corporation,
                         5285 S.W. Meadows Road
                         Lake Oswego, OR 97035

     5.   Premises:  The floor area on the third floor of the Building
          ========
          consisting of approximately 1,283 rentable square feet as outlined on the floor plan of the Building attached hereto as Exhibit B. (Section 1.2; Exhibit B)

     6.   Parking Allowance:  Three (3) spaces per 1,000 sq.ft. rented in the
          =================
          surface lot and one (1) space per 1,000 sq.ft. rented in the Building parking garage. (Section 14.6)

     7.   Use of Premises:  Offices for the following type of business: Mortgage
          ===============
          lending. (Section 2)

     8.   Lease Document Issuance and Reference Date:  November 23, 1996,
          ==========================================

     9.   Construction Information Submittal Date:  Tenant shall provide
          =======================================
          Landlord's office planner with all of the construction information requested by Landlord's office planner no later than December 10 1996, in accordance with Exhibit C of this Lease. (Exhibit C, Section 5.1)

     10.  Construction Document Approval Date:  Landlord's office planner shall
          ===================================
          deliver the Construction Document Package (see Exhibit C, Section 5.1) to Tenant for approval within ten (10) working days after Landlord's office planner has received all of the construction information from Tenant in accordance with Exhibit C, Section 5.2, of this Lease. Tenant shall approve the Construction Document Package within three
          (3) working days after Landlord's office planner has delivered it to Tenant. (Exhibit C, Section 5.2)

     11.  Commencement Date:  January 15, 1997 or such earlier or later date as
          =================
          provided in Section 30 of the Lease Agreement. (Section 1.3)

     12.  Expiration Date:  The day prior to the third year anniversary of the
          ===============
          actual Commencement Date after any adjustment pursuant to Section 30 of the Lease Agreement. (Section 1.3)



BASIC LEASE INFORMATION

     13.  Rent:
          ----

                    Months                     Monthly Base Rent Amount
                    ------                     ------------------------
                     1-36                             $ 2,245.25

          The months referred to above are the full calender months after any first partial month of the Lease Term. The monthly Base Rent rate for any such partial month shall be the same as the rate specified for the first full calendar month when Base Rent is payable. Tenant has deposited Two Thousand Forty-Five and 25/100ths ($2,245.25) to be applied against the first month's Rent. (Section 1.4)

     14.  Tenant's Percentage of Operating Expenses:  1.1% based on a total
          -----------------------------------------
          Building rentable area of 115,000 square feet. (Section 5.2)

     15.  Base Year for Adjustments to Operating Expenses: The 1997 Calendar
          -----------------------------------------------
          Year. (Section 5.2)

     16.  Security Deposit: Two Thousand Forty-Five and 25/100ths ($2,245.25).
          ----------------
          (Section 6)

     17.  Brokers: Cushman & Wakefield of Oregon, Inc.
          -------

LANDLORD                                       TENANT
--------                                       ------

WCB FIFTEEN LIMITED PARTNERSHIP,               VIRTUAL MORTGAGE NETWORK,
a Delaware limited partnership                 a nevada corporation
By: WCB Fifteen Inc.,
    a Delaware corporation,
    the General Partner

By: /s/ Jim Edwards                            By:  /s/ John D. Murray
   ---------------------------------               -----------------------------
    Jim Edwards                                Title: President
    Vice President                                  ----------------------------
                                               Date: Dec 16, 1996
Date: Dec 16, 1996                                  ----------------------------
      -------------------------------

BASIC LEASE INFORMATION

                                LEASE AGREEMENT

                                     INDEX

                                                                            Page
BASIC LEASE INFORMATION....................................................   1

SECTION 1.     DEMISE AND RENT.............................................   1
      1.1        Demise....................................................   1
      1.2        Premises..................................................   1
      1.3        Commencement and Expiration Dates.........................   1
      1.4        Rent......................................................   1
      1.5        Late Charge...............................................   1
      1.6        Confidentiality...........................................   1

SECTION 2.     USE.........................................................   2

SECTION 3.     TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES..............  2

SECTION 4.     OPERATING EXPENSES AND TAXES................................   2
      4.1        Operating Expenses........................................   2
      4.2        Exclusions From Operating Expenses........................   3
      4.3        Taxes.....................................................   3

SECTION 5.     PAYMENT OF OPERATING EXPENSES...............................   3
      5.1        Operating Year............................................   3
      5.2        Tenant's Pro Rata Share...................................   3
      5.3        Written Statement of Estimate.............................   4
      5.4        Final Written Statement...................................   4
      5.5        Tenant Examination........................................   4
      5.6        Disputes..................................................   4
      5.7        Payment...................................................   5
      5.8        No Reduction in Amount of Base Rent.......................   5

SECTION 6.     SECURITY....................................................   5
      6.1        Security Deposit..........................................   5
      6.2        Disposition of Security Deposit...........................   5

SECTION 7.     SUBORDINATION, NOTICE TO SUPERIOR LESSORS AND MORTGAGEES....   5
      7.1        Subordination.............................................   5
      7.2        Notice....................................................   6
      7.3        Attornment................................................   6

SECTION 8.     QUIET ENJOYMENT.............................................   6

SECTION 9.     ASSIGNMENT AND SUBLETTING...................................   6
      9.1        Generally.................................................   6
      9.2        Conditions of Landlord's Consent..........................   7

SECTION 10.    INSURANCE...................................................   7
     10.1        Waiver of Right of Recovery...............................   7
     10.2        Public Liability Insurance................................   7
     10.3        Acceptable Insurance Companies............................   7
     10.4        Increase in Coverage......................................   7

SECTION 11.    RULES AND REGULATIONS.......................................   7

SECTION 12.    ALTERATIONS.................................................   8
     12.1        Requirements..............................................   8
     12.2        Indemnification of Landlord...............................   8

SECTION 13.    LANDLORD'S AND TENANT'S PROPERTY............................   8
      13.1       Landlord's Property.......................................   8
      13.2       Tenant's Property.........................................   8
      13.3       Abandonment...............................................   8

SECTION 14.    SERVICES AND UTILITIES......................................   9
      14.1       Building Maintenance......................................   9
      14.2       Utilities.................................................   9
      14.3       Excess Usage..............................................   9
      14.4       Disclaimer................................................   9
      14.5       Use of Common Areas and Facilities........................   9
      14.6       Parking Facilities........................................  10
      14.7       Signage...................................................  10
      14.8       Mailbox...................................................  10

SECTION 15.    ACCESS AND NAME.............................................  10

SECTION 16.    NOTICE OF OCCURRENCES.......................................  10

SECTION 17.    NONLIABILITY AND INDEMNIFICATION............................  10
      17.1       Waiver....................................................  10
      17.2       Indemnification...........................................  11
      17.3       Duty to Defend............................................  11

SECTION 18.    DAMAGE OR DESTRUCTION.......................................  11
      18.l       Casualty..................................................  11
      18.2       Condemnation..............................................  11

SECTION 19.    SURRENDER AND HOLDING OVER..................................  12
      19.1       General...................................................  12
      19.2       Surrender.................................................  12
      19.3       Holding Over with Consent.................................  12
      19.4       Holding Over Without Consent..............................  12

SECTION 20.    EVENTS OF DEFAULT...........................................  12
      20.1       Events of Default.........................................  12
      20.2       Limitation of Tenant Right to Notice......................  13

SECTION 21.    REMEDIES UPON DEFAULT.......................................  13
      21.1       Remedies..................................................  13
      21.2       Cumulative Remedies.......................................  13
      21.3       Termination...............................................  14
      21.4       Interest on Damages.......................................  14

SECTION 22.    SERVICES IN THE EVENT OF DEFAULT............................  14

SECTION 23.    NO WAIVERS OF PERFORMANCE...................................  14

SECTION 24.    CURING TENANT'S DEFAULTS....................................  14

SECTION 25.    BROKER......................................................  14

SECTION 26.    NOTICES.....................................................  15

SECTION 27.    ESTOPPEL CERTIFICATES.......................................  15

SECTION 28.    MEMORANDUM OF LEASE.........................................  15

SECTION 29.    RELOCATION OF PREMISES......................................  15

SECTION 30.    ADJUSTMENT OF COMMENCEMENT AND EXPIRATION DATES.............  16
      30.1       Commencement Date.........................................  16
      30.2       Tenant Obligations........................................  16
      30.3       Tenant Termination Rights.................................  16
      30.4       Expiration Date...........................................  16
      30.5       Early Occupancy...........................................  16

SECTION 31.    MISCELLANEOUS...............................................  16
      31.1       Merger....................................................  16
      31.2       Modifications.............................................  16
      31.3       Successors and Assigns....................................  17
      31.4       Nonrecourse Lease.........................................  17
      31.5       Force Majeure.............................................  17
      31.6       Definitions...............................................  17
      31.7       Effect of Expiration......................................  18
      31.8       Modifications for Superior Mortgagee......................  18
      31.9       Excavation................................................  18
      31.10      Union Contracts...........................................  18
      31.11      Prorations................................................  18
      31.12      Governing Law.............................................  18
      31.13      Light Air and View........................................  18
      31.14      Tenant Representations....................................  18
      31.15      Defined Terms.............................................  19
      31.16      Counterparts..............................................  19
      31.17      Costs and Attorney Fees...................................  19

EXHIBIT A - Legal Description for Land
EXHIBIT B - Floor Plan for the Building
EXHIBIT C - Work Agreement
EXHIBIT D - Schematic Space Plan for the Premises
EXHIBIT E - Rules and Regulations
EXHIBIT F - Guaranty

                                LEASE AGREEMENT

                             TERMS AND CONDITIONS
                             --------------------

SECTION 1.   DEMISE AND RENT:
---------    ---------------

     1.1  Demise:  Landlord hereby leases to Tenant, and Tenant hereby leases
          ------
from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease Agreement (herein called the "Lease"), the premises described in Section 1.2 in the building (herein called "Building") located on the Land described on EXHIBIT A attached hereto and incorporated herein.
                      ---------

     1.2  Premises: The Premises (herein called "Premises") leased to Tenant are
          --------
described in the Basic Lease Information, and are outlined on the floor plan(s) for the Building attached hereto as EXHIBIT B and incorporated herein by this
                                    ---------
reference.

     1.3  Commencement and Expiration Dates: The term of this Lease (herein
          ---------------------------------
called "Lease Term") shall be for the period specified in the Basic Lease Information subject to adjustment as provided in Section 30 (or until sooner terminated as herein provided). If Landlord gives Tenant notice of an adjustment in the Commencement Date pursuant to Section 30, it shall be deemed a request for an estoppel statement from Tenant confirming the adjustment pursuant to
Section 27. Unless Tenant gives notice to Landlord of an objection to the adjustment within fifteen (15) days of Landlord's notice, it shall be final and binding on the Tenant as an amendment of this Lease.

     1.4  Rent: The rents shall be and consist of a Base Rent (herein called
          ----
"Base Rent") and Additional Rent (herein called "Additional Rent"). For purposes of this Lease Agreement, Base Rent and Additional Rent are referred to collectively as "Rent." Base Rent shall be the amount indicated in the Basic Lease Information. Base Rent shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this Lease (except to the extent otherwise specifically provided elsewhere in this Lease and except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the sum indicated in the Basic Lease Information, to be applied against the first installment(s) of Base Rent becoming due under this Lease). Additional Rent shall consist of all other sums of money as shall become due from and payable by Tenant to Landlord under this Lease. All Rent shall be paid in lawful money of the United States of America to Landlord at its office or such other place, as Landlord shall designate by notice to Tenant. Tenant shall pay the Base Rent and Additional Rent promptly when due without notice or demand and without any abatement, deduction or offset for any reason whatsoever, except as expressly provided in this Lease. If the Commencement Date occurs on a day other than the first day of a calendar month, the Base Rent for that partial calendar month shall be prorated on a daily basis. If the Basic Lease Information provides for the abatement of Base Rent for any specified periods of time during the term of the Lease ("Rent Free Period(s)"), none of the Base Rent specified in this Lease as payable during the Lease Term shall be allocable to any such Rent Free Period(s). In the event of any default by Tenant, Landlord shall have the right to collect Rent for the Premises from Tenant for all Rent Free Period(s) at the same Base Rent in effect immediately after any such Rent Free Period(s).

     1.5  Late Charge: Tenant recognizes that late payment of any Rent from
          -----------
Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent from Tenant to Landlord remains unpaid five (5) days after said amount is due, the amount of such unpaid Rent or other payments shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent Rent or other payment. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Section in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this Section in any way affect Landlord's remedies pursuant to Section 21 of this Lease in the event Rent is past due.

     1.6  Confidentiality: Tenant shall keep the Rent and other terms of this
          ---------------
Lease confidential from other current and prospective occupants of the Building and any other buildings owned by Landlord except to the extent disclosure is reasonably necessary in the conduct of Tenant's business.

1    LEASE AGREEMENT

SECTION 2.   USE:
---------    ---

          Tenant shall use and occupy the Premises continuously during the term of this Lease for the use specified in the Basic Lease Information and for no other purpose without the written consent of Landlord, which consent shall not be unreasonably withheld. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or allow the commission of any waste in, on, or about the Premises. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force ("Legal Requirements") and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by: (i) alterations or improvements made by or for Tenant; or (ii) Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant. Tenant shall use its best efforts to prevent any violation of applicable Legal Requirements by its partners, directors, officers, agents and employees.

SECTION 3.   TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES:
---------    -----------------------------------------------

          By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair. Landlord's obligations to maintain the Building are as set forth in Section 14.1 hereof. Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the following items in good order, condition and repair: (i) floor coverings, (ii) wall coverings, (iii) paint, (iv) casework, (v) ceiling tiles, (vi) all of Tenant's Property (as defined in Section 13.2 herein); and (vii) any and all Non-Building-Standard Tenant Improvements. Landlord shall have no obligation to alter, remove, improve, repair, decorate, or paint the Premises or any part thereof except as specified in EXHIBIT C attached hereto and made a part hereof.
                               ---------
No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as herein set forth.

SECTION 4.   OPERATING EXPENSES AND TAXES:
---------    ----------------------------

     4.1  Operating Expenses: For the purposes of this Lease, the term
          ------------------
"Operating Expenses" shall mean all expenses paid or incurred by Landlord (or on Landlord's behalf) as reasonably determined by Landlord to be necessary or appropriate for the efficient operation, maintenance and repair of the Land and/or Building including the common areas of the Building, including without limitation: (i) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance) and pension payments of employees of Landlord engaged in the repair, operation and maintenance of the Land and/or Building; (ii) payroll taxes, workers' compensation insurance, uniforms and related expenses for employees; (iii) the cost of all charges for gas, steam, electricity, heat, ventilation, air-conditioning, water and other utilities furnished to the Building, together with any taxes on such utilities; (iv) the cost of painting of public areas; (v) the cost of all charges of insurance, including but not limited to all risk property insurance with rent loss coverage, liability and fidelity insurance, with regard to the Land and/or Building and the maintenance and/or operation thereof; (vi) the cost or rental of all supplies, including without limitation, cleaning supplies, light bulbs, tubes and ballasts, materials and equipment, and sales and other taxes thereon; (vii) the cost of hand tools and other movable equipment used in the repair, maintenance or operation of the Building amortized over the useful life of such hand tools and movable equipment (as reasonably estimated by Landlord); (viii) the cost of all charges for window and other cleaning and janitorial and security services; (ix) charges of independent contractors performing repairs or services to the Land and/or Building; (x) non-capital repairs; (xi) remodeling of the public and common areas of the Building including, without limitation, repainting, replacement and repair of furnishings, fixtures, accessories, carpeting or other floor covering, wall and window coverings in the public and common areas, the cost of which shall be amortized (with interest at the rate of nine percent [9%] on the unamortized balance) over the useful life of the improvements as reasonably estimated by Landlord;

2    LEASE AGREEMENT

(xii) alterations and improvements to the Building made by reason of the laws and requirements of any public authorities or the requirements of insurance bodies; (xiii) management fees paid to a third party, or, if no managing agent is employed by Landlord, Landlord shall be entitled to charge a management fee which is not in excess of four percent (4%) of gross revenue, and such fee shall be included in the Operating Expenses; (xiv) the cost of any capital improvements or repairs to the Building and/or of any machinery or equipment installed in the Building amortized (with interest at the rate of nine percent (19%) on the unamortized balance) over the useful life of the improvement, machinery and/or equipment as reasonably estimated by Landlord, which is made or becomes operational, as the case may be, after the completion of the construction of the Building and which have a reasonable probability of reducing the expenses which otherwise would be included in Operating Expenses; (xv) reasonable legal, accounting and other professional fees incurred in connection with operation, maintenance and management of the Land and/or Building; (xvi) the cost of providing elevator service; (xvii) the cost of landscape and parking area maintenance and repair; (xviii) the common area charges to which the Building is subject; (xix) Taxes as defined in Section 4.3; and (xx) all other charges properly allocable to the operation, repair and maintenance of the Building in accordance with generally accepted accounting principles.

     4.2  Exclusions From Operating Expenses: Operating expenses shall not
          ----------------------------------
include: (i) depreciation or amortization (except as provided above in Section 4.1); (ii) interest on and amortization of debts (except as provided above in
Section 4.1); (iii) leasehold improvements made for new tenants of the Building;
(iv) leasing commissions, attorneys' fees, costs and disbursements and other expenses (including advertising) incurred in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or occupants of the Building; (v) refinancing costs; (vi) the cost of any work or services performed for any occupants of any leased space in the Building (including Tenant), whether at the expense of Landlord or such occupants, to the extent that such work or services is in excess of the work or services which Landlord, at its expense, is required to furnish to Tenant under this Lease; (vii) the cost of any electricity furnished to the Premises or any other leased space in the Building in excess of the electricity to be provided by Landlord under this Lease; (viii) damages recoverable by any occupant due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Building; (ix) repairs occasioned by fire, windstorm or other casualty, to the extent such repairs are paid for by insurance proceeds; and (x) capital repairs and replacements (except as provided above in Section 4.1).

     4.3  Taxes: The term "Taxes" shall include (i) all real property taxes and
          -----
assessments and personal property taxes, charges, rates, duties and assessments rated, levied or imposed by any governmental authority with respect to the Land, the Building and any improvements, fixtures and equipment located therein or thereon, and with respect to all other property of Landlord, real or personal, located in or on the Land or the Building and used in connection with the operation of the Building; (ii) any tax in lieu of a real property tax; (iii) any tax or excise levied or assessed by any governmental authority on the rentals payable under this Lease or rentals accruing from the use of the Land or the Building; provided that this shall not include federal or state, corporate or personal income taxes; and (iv) any tax or excise imposed or assessed against Landlord which is measured or based in whole or in part on the capital employed by Landlord to improve the Land and construct the Building. If Landlord receives a refund of Taxes then Landlord shall credit such refund, net of any professional fees and costs incurred by Landlord to obtain the same, against the Taxes for the Operating Year to which the refund is applicable or the current Operating Year, at Landlord's option. The amount of the Taxes for the Base Year shall reflect any refund resulting from any appeal, protest, or other action by Landlord contesting the amount claimed by the governmental authorities and any statements by Landlord as to the amount of Base Year Taxes shall be tentative until any such contest is completed.

SECTION 5.   PAYMENT OF OPERATING EXPENSES:
---------    -----------------------------

     5.1  Operating Year: As used in this Section 5, the term "Operating Year"
          --------------
shall mean each calendar year of the Lease Term and in the event this Lease begins or ends on any date other than the first day of the calendar year, the calculations, costs and payments referred to herein shall be prorated as provided in Section 31.11.

     5.2  Tenant's Pro Rata Share: Throughout the entire Lease Term, Tenant
          -----------------------
shall pay, as Additional Rent, its pro rata share of the increase in Operating Expenses of the Building, if any, over the Operating Expenses for the Base Year. Tenant's pro rata share of the increase in Operating Expenses of the Building for each Operating Year shall be calculated as follows: the Operating Expenses for each Operating Year less the Operating Expenses for the Base Year shall be multiplied by Tenant's percentage (as specified in the Basic Lease Information, and as adjusted as provided herein). If in any Operating Year Tenant occupies the Premises for less than the full Operating Year, then the product from the foregoing multiplication shall be multiplied by the percentage of the Operating Year in which Tenant occupied the Premises. "Tenant's percentage" shall mean a percentage, the numerator of which is the number of rentable square feet of the leased Premises and the denominator of which is the total number of rentable square feet of the Building, whether or not such space is actually rented. The Tenant's percentage (as specified in the Basic Lease Information, and adjusted as provided

3    LEASE AGREEMENT
herein) shall be changed from time to time to reflect any change in the total rentable square footage in the Building. All calculations of rentable area shall be on the basis as originally used to determine the rentable area shown in the Basic Lease Information. During the periods when the Building is not fully occupied, Landlord shall reasonably adjust Operating Expenses to reflect the costs that would normally have been incurred had the Building been fully occupied for the entire period and the Building had been fully assessed for property tax purposes. The Building shall be considered fully occupied when occupancy reaches Ninety percent (90%). If during any Operating Year the tenant of any space in the Building performs work or services therein pursuant to a written agreement between Landlord and such tenant in lieu of having Landlord perform the same and the cost thereof would have been included in Landlord's Operating Expenses, then in any such event(s), at Landlord's option, the Operating Expenses for such Operating Year shall be adjusted to reflect the Operating Expenses that would have been incurred if Landlord had performed such work or services, as the case may be. In the event Operating Expenses are decreased as a result of extraordinary changes then the Base Year Operating Expenses shall be correspondingly reduced. An extraordinary change shall mean changes unrelated to the normal inflation and deflation of the cost of goods and services making up the Operating Expenses, such as a change in the rentable area contained in the Building resulting from condemnation, casualty, demolition, alteration or construction of the additional improvements. Any decrease in Taxes shall be considered an extraordinary change if due to any statewide property tax limitation or reduction legislation. If the total rentable area of the Building changes, Landlord shall reasonably determine a revised Tenant's Percentage reflecting the change.

     5.3  Written Statement of Estimate: Prior to the commencement of each
          -----------------------------
Operating Year during the Lease Term, Landlord shall furnish Tenant with a written statement setting forth Tenant's pro rata share of the estimated increase in Operating Expenses and Taxes for the next Operating Year. Tenant shall pay to Landlord as Additional Rent commencing on January 1 of the Operating Year, and thereafter on the first day of each calendar month, an amount equal to one-twelfth of the amount of Tenant's pro rata share as shown in Landlord's written statement. In the event Landlord delivers the written statement late, Tenant shall continue to pay to Landlord an amount equal to one-twelfth of Tenant's pro rata share of the estimated Operating Expenses for the immediately preceding Operating Year until Landlord does furnish the written statement, at which time Tenant shall pay the amount of any excess of the Tenant's pro rata share for the expired portion of the current Operating Year over the Tenant's actual payments during such time and any excess payments by Tenant shall be credited to the next due payment of Rent from Tenant. The late delivery of any written statement by Landlord shall not constitute a waiver of Tenant's obligation to pay its pro rata share of Operating Expenses nor subject the Landlord to any liability, but Landlord shall use reasonable efforts to deliver such written statements of estimated increase in Operating Expenses as soon as reasonably possible after the commencement of each Operating Year.

     5.4  Final Written Statement: Within 120 days after the close of each
          -----------------------
Operating Year during the Lease Term, Landlord shall deliver to Tenant a written statement (the "Operating Statement") setting forth Tenant's actual pro rata share of the increase in Operating Expenses for the preceding Operating Year. In the event Tenant's pro rata share of the actual increase in Operating Expenses is in excess of the Tenant's pro rata estimated increase in Operating Expenses, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. In the event Tenant's pro rata share of the actual increase in Operating Expenses is less than the Tenant's pro rata share of the estimated increase in Operating Expenses actually paid by Tenant then the amount of the excess overpayment shall be paid by Landlord to Tenant within thirty (30) days following the date of such statement or Landlord may elect to apply the overpayment to Tenant's next Rent payment, reimbursing only the excess over such next payment, if any. The late delivery of any written statement by Landlord shall not constitute a waiver of Tenant's obligation to pay its pro rata share of Operating Expenses, but Landlord shall use reasonable efforts to deliver such written statements as soon as reasonably possible after the commencement of each Operating Year.

     5.5  Tenant Examination: The Operating Statement referred to herein need
          ------------------
not be audited but shall contain sufficient detail to enable Tenant to verify the calculation of its pro rata share. In addition, Tenant, upon at least five days advance written notice to Landlord and during business hours, may examine any invoices, receipts, canceled checks, vouchers or other instruments used to support the figures shown on the Operating Statement, provided however, that Tenant shall only be entitled to such an examination once in each Operating Year, and the examination shall not be conducted by anyone who is engaged on a contingent fee basis to represent Tenant or who is a competitor of Landlord. Property managers and commercial building owners shall be deemed competitors of Landlord. The person conducting the examination on behalf of Tenant shall enter into a confidentiality agreement satisfactory to Landlord. In the event the examination fails to discover a valid overcharge in excess of 5% of the Operating Expense payments during the Operating Year covered by the examination, Tenant shall reimburse Landlord for the costs incurred by Landlord due to the examination.

     5.6  Disputes: Each such Operating Statement given by Landlord pursuant to
          --------
this Section shall be conclusive and binding upon Tenant unless within thirty
(30) days after the receipt of such Operating Statement Tenant shall notify Landlord that it disputes the correctness of the Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be incorrect. If such disputes shall not have been

4    LEASE AGREEMENT
settled by agreement, either party, within thirty (30) days after receipt of such Statement, may pursue its available legal remedies, but Tenant hereby agrees that a dispute over the Operating Statement or any error by Landlord in interpreting or applying Section 4 or in calculating the amounts in the Operating Statement shall not be a breach of this Lease by Landlord, and even if any legal proceeding over the Operating Statement is resolved against Landlord this Lease shall remain in full force and effect and Landlord shall not be liable for any consequential damages, and pending the determination of such dispute, Tenant, within ten (10) days of receipt of such Operating Statement, shall pay Additional Rent in accordance with the Operating Statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of rents resulting from compliance with the Operating Statement.

     5.7  Payment: If an Operating Year ends after the expiration or termination
          -------
of this Lease, the Additional Rent in respect thereof payable under this Section shall be paid by Tenant within ten (10) days of its receipt of the Operating Statement for such Operating Year.

     5.8  No Reduction in Amount of Base Rent: Nothing in the Lease shall be
          -----------------------------------
construed to mean the Base Rent amount specified in the Basic Lease Information shall be reduced due to any decrease in Operating Expenses, it being intended that the amount of the Base Rent remain fixed throughout the Lease Term.

SECTION 6. SECURITY DEPOSIT:
---------- -----------------

     6.1  Security Deposit: Upon the execution of this Lease by Tenant, Tenant
          ----------------
shall pay to Landlord the sum indicated in the Basic Lease Information as security for the full and faithful performance and observance by Tenant of Tenant's covenants and obligations under this Lease and Tenant shall not be entitled to interest thereon (the "Security Deposit"). Failure to promptly pay such Security Deposit shall be considered a default under this Lease. Landlord may commingle this Security Deposit. If Tenant defaults on the full and prompt payment and performance of any of Tenant's covenants and obligations under this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Base Rent and Additional Rent or any other sums as to which Tenant is in default or for any such sums which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord.

     6.2  Disposition of Security Deposit: If Landlord shall so use, apply or
          -------------------------------
retain the whole or any part of the security, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied or retained, as security as aforesaid. If Tenant shall fully and faithfully comply with all of Tenant's covenants and obligations under this Lease, the security or any balance thereof shall be returned or paid over to Tenant after the date on which this Lease shall expire or sooner end or terminate. In the event of any sale of Landlord's interest in the Building or any leasing of the Building, whether or not in connection with a sale or leasing of the Land, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof; and Tenant shall look solely to the new landlord for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

SECTION 7. SUBORDINATION, NOTICE TO SUPERIOR LESSORS AND MORTGAGEES:
---------  --------------------------------------------------------

     7.1  Subordination: Any lease to which this Lease is, at the time referred
          -------------
to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor," and any mortgage to which this Lease is, at the time referred to, subject and subordinate is herein called "Superior Mortgage" and the holder of a Superior Mortgage, or its successor in interest, at the time referred to, is herein called "Superior Mortgagee". This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground leases covering the Land and/or the Building now or hereafter existing, and to all mortgages which may now or hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages. This Section shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge or deliver any instrument

5    LEASE AGREEMENT
that Landlord, any Superior Lessor or any Superior Mortgagee may reasonably request to evidence such subordination.

     7.2  Notice: If any act or omission of Landlord would give Tenant the
          ------
right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right: (i) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant; and (ii) until a reasonable period of time for such parties to cure the condition has passed.

     7.3  Attornment: For the purposes of this Section, the term "Successor
          ----------
Landlord" shall mean the Superior Lessor or Superior Mortgagee if the same succeeds to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or any third party that succeeds to the rights of Landlord under this Lease by virtue of having purchased the Land and the Building at a foreclosure sale. The Successor Landlord shall accept Tenant's attornment, assume Landlord's obligations under the Lease, and shall not disturb Tenant's quiet possession of the Premises. Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the Successor Landlord shall not: (i) be liable for any previous act or omission of Landlord under this Lease except that Tenant may terminate the Lease if the Successor Landlord fails to cure any continuing breach of this Lease caused by the Landlord's prior acts or omissions within a reasonable period of time; (ii) be subject to any offset, deficiency or defense which theretofore shall have accrued to Tenant against Landlord; (iii) be bound by any previous modification of this Lease or by any previous prepayment of more than one (1) month's Base Rent, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor or the Superior Mortgagee whose name and address shall previously have been furnished to Tenant and through or by reason of which the Successor Landlord shall have succeeded to the right of Landlord under this Lease; (iv) be liable for the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the Premises required under this Lease, or any expansion or rehabilitation of existing improvements upon the Premises, or for restoration of improvements following any casualty not required to be insured under this Lease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under this Lease; (v) be liable for any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of any Superior Mortgage and the execution of this Lease or any lien or judgment which may arise at any time under the terms of this Lease; or (vi) be liable for the return of any security deposit which was not actually transferred to the Successor Landlord.

SECTION 8.  QUIET ENJOYMENT:
----------  ---------------

          So long as Tenant pays all of the Base Rent and Additional Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject nevertheless, to the provisions of this Lease and to any Superior Lease and/or Superior Mortgage. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this Lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest.

SECTION 9.  ASSIGNMENT AND SUBLETTING:
----------  --------------------------

     9.1  Generally: Tenant shall not sell, assign, sublet, encumber or
          ---------
otherwise transfer by operation of law or otherwise this Lease or any interest herein, or the Premises or any portion thereof, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold) nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Any change in effective control of a corporation, partnership or other artificial entity which is the Tenant shall be deemed a transfer of this Lease. Any transfer hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Section 9 shall be void. Any listing on Building directories or other signage using a name other than Tenant's in conjunction with the Premises will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

          9.1.1 Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty [30] days nor more than ninety [90] days after the date of Tenant's notice), to transfer its interest in the Premises or any portion thereof for any part of the term hereof; and such

6    LEASE AGREEMENT
notice by Tenant shall state the name and address of the proposed transferee, and Tenant shall deliver to Landlord a true and complete copy of the proposed transfer instrument with said notice.

          9.1.2 Upon any request by Tenant to transfer all or any part of the Premises, Landlord shall have the right to either: (a) permit the transfer on the conditions referred to in Section 9.2 and any other conditions Landlord may impose; (b) deny Tenant's request, in which event this Lease shall continue in full force and effect and unmodified; or (c) terminate this Lease by written notice to Tenant with respect to the portion of the Premises described in Tenant's notice and if Landlord desires, to then lease such space to any party including the transferee identified in Tenant's notice at whatever times Landlord establishes. Any such termination with respect to less than all of the Premises shall result in a percentage reduction in Rent equal to the percentage of the Premises as to which the Lease is terminated.

     9.2  Conditions of Landlord's Consent: As a condition to Landlord's prior
          --------------------------------
written consent as provided for in this Section, (a) Tenant shall pay Landlord's legal fees and costs incurred due to the transfer; (b) the transferee(s) shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease; and (c) Tenant shall deliver to Landlord, promptly after execution, an executed copy of each transfer instrument and an agreement of said compliance by each transferee. Landlord may require as a condition of granting consent to a transfer that Tenant shall pay to Landlord all profits from the transfer determined by deducting from the total consideration paid directly or indirectly to or for the benefit of Tenant or its designee for the transferred interest, the reasonable costs of the transfer incurred by the Tenant and subtracting the remaining rent obligation of the Tenant at such time under this Lease. For purposes of determining all profits from the transfer, substance shall control over form such that Landlord may ignore any attempt by Tenant to inflate the purchase price of any other assets transferred in an attempt to conceal the profit on the transfer of the Tenant's interest in this Lease. Sums payable hereunder shall be paid to Landlord as and when paid by the transferee to Tenant.

SECTION 10. INSURANCE:
----------  ---------

     10.1 Waiver of Right of Recovery: Neither party, nor its officers,
          ---------------------------
directors, employees, agents or invitees, nor, in case of Tenant, its subtenants, shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property normally covered under an all risk policy of property insurance or under workers' compensation insurance even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees.

     10.2 Public Liability Insurance: Tenant, at its expense, shall maintain at
          --------------------------
all times during the term of this Lease, public liability insurance in respect of the Premises and the conduct or operation of business therein, with Landlord, its asset manager and property manager, if any, and any Superior Lessor or Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with One Million and No/100 Dollars ($1,000,000.00) minimum combined single limit coverage, or its equivalent. All such insurance shall insure the performance by Tenant of the indemnity agreement as to liability for injury to, illness of, or death of persons and damage to property set forth in Section 17. Tenant shall deliver to Landlord and any additional insured Accord Form 25 certificates of insurance issued by the insurance company or its authorized agent; at least ten (10) days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured such renewal certificate at least thirty
(30) days before the expiration of any existing policy.

     10.3 Acceptable Insurance Companies: All insurance policies required to be
          ------------------------------
carried by Tenant hereunder shall be issued by responsible insurance companies authorized to issue insurance in the State of Oregon rated B VII or higher by Best's Insurance Rating Service.

     10.4 Increase in Coverage: Landlord may from time to time, but not more
          --------------------
frequently than once every three (3) years, require that the amount of public liability insurance to be maintained by Tenant under Section 10.2 be increased so that the amount thereof adequately protects the Landlord's interest based on amounts of coverage required of comparable tenants in comparable buildings.

SECTION 11. RULES AND REGULATIONS:
----------  ---------------------

          Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease as EXHIBIT E and all reasonable
                                                   ---------
modifications thereof and additions thereto from time to time established by Landlord by written notice to Tenant. Landlord shall not be responsible for the nonperformance by any other Tenant or occupant of the Building of any said rules and regulations but Landlord shall use reasonable efforts to remedy any violation of the rules and regulations applicable to any other Building occupant upon Tenant's request.

7    LEASE AGREEMENT

SECTION 12. ALTERATIONS:
----------  -----------

     12.1 Requirements: Tenant shall not make or suffer to be made any
          ------------
alterations, additions, or improvements in, on, or to the Premises or any part thereof which would require a building permit without the prior written consent of Landlord, which shall not be reasonably withheld, conditioned or delayed. Any such alterations, additions, or improvements in, on, or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord. If the alterations, additions or improvements shall be made by Landlord for Tenant's account, Tenant shall reimburse Landlord for the cost thereof within twenty (20) days after receipt of a statement, setting forth the actual cost of such alterations, additions or improvements. In any event, Tenant shall pay Landlord an administrative charge of fifteen percent (15%) of the actual cost of such alterations, additions or improvements. After the expiration or sooner termination of the Lease Term and upon demand by Landlord, Tenant shall remove any or all alterations, additions, or improvements made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall repair and restore the Premises to their original condition, subject to ordinary wear and tear. Such removal, repair and restoration work shall be done promptly and with all due diligence at Tenant's sole cost and expense. The provisions of this Section 12 shall not apply to the initial Tenant Improvements described in Exhibit C to this Lease.

     12.2 Indemnification of Landlord: Tenant, at its expense, and with
          ---------------------------
diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any other person claiming through or under Tenant, which shall be issued by any public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord and any Superior Lessor or Superior Mortgagee from and against any and all mechanic's and other liens and encumbrances filed in connection with alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof. Nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any notice of violation, or lien provided Tenant posts for the protection of Landlord security acceptable to Landlord.

SECTION 13. LANDLORD'S AND TENANT'S PROPERTY:
----------  --------------------------------

     13.1 Landlord's Property: All fixtures, carpeting, equipment, improvements
          -------------------
and appurtenances attached to or built into the Premises at the commencement of or during the term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as provided in Section 13.2; provided, that at Landlord's written request, Tenant shall, at its sole expense and upon termination of the Lease, remove those items specified by Landlord, including any or all fixtures, equipment, improvements, appurtenances and other personal property, which are deemed herein the property of Landlord, but not including the initial Tenant Improvements provided by Landlord pursuant to Exhibit C of this Lease. Tenant's covenant to remove property specified by Landlord shall survive the termination of this Lease.

     13.2 Tenant's Property: All unattached business and trade fixtures,
          -----------------
machinery and equipment, communications equipment and office equipment which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Building and all furniture, furnishings (excluding window coverings) and other articles of movable personal property owned by Tenant and located in the Premises (herein collectively called "Tenant's Property") shall be and remain the property of Tenant and may be removed by Tenant at any time during the term of this Lease; provided, that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall be deemed not to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property, and shall be deemed the property of Landlord.

     13.3 Abandonment: Any items of Tenant's Property may be deemed, at the
          -----------
option of Landlord, to have been abandoned if left in the Premises after the abandonment deadline, and in such case such items may be retained by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's expense. The abandonment deadline means the earlier of the expiration date of this Lease, or fifteen (15) days following

8    LEASE AGREEMENT
an earlier termination date, or three (3) days following entry of an order of possession for restoration of the Premises to Landlord.

SECTION 14.  SERVICES AND UTILITIES:
----------   ----------------------

     14.1 Building Maintenance: Landlord shall maintain the Building, including
          --------------------
public and common areas of the Building, such as the lobbies, stairs, elevators, corridors and rest rooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of the Tenant, which damage shall be repaired by Landlord at Tenant's expense.

     14.2 Utilities: Provided the Tenant shall not be in default hereunder, and
          ---------
subject to the provisions elsewhere herein contained and to the rules and regulations of the Building. Landlord agrees to furnish to the Premises (i) heat and air-conditioning required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises from 7:00 A.M. to 6:00 P.M. on weekdays, and 8:00 A.M. to 1:00 P.M. on Saturdays exclusive of legal holidays,
(ii) continuous water and electricity service suitable for the intended use of the Premises, (iii) janitorial services after 6:00 P.M. on weekdays exclusive of legal holidays in the manner that such services are, in Landlord's reasonable judgment, customarily furnished in comparable office buildings in the immediate market area, and (iv) continuous elevator service which shall mean service by unattended automatic elevators. Landlord shall provide additional or after-hours heating or air-conditioning at Tenant's request, and Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window coverings when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating, and air-conditioning system. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install supplementary air-conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Any sums payable under Section 14 shall be considered Additional Rent and may be added to any installment of Base Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Base Rent.

     14.3 Excess Usage: If Tenant uses excessive amounts of non-metered
          ------------
utilities or services of any kind because of operation outside of normal Building hours, high demands from office machinery and equipment, nonstandard lighting, or any other cause, Landlord may impose a reasonable charge for supplying such extra utilities services, which charge shall be payable monthly by Tenant in conjunction with Rent payments. Landlord may install in the Premises a special meter to measure the amount of water, electric current or other resource consumed for any such other use. In case of dispute over any extra charge under this paragraph, Landlord shall designate a qualified independent engineer whose decision shall be conclusive on both parties. The party not prevailing in such dispute shall pay the cost of such engineer's determination.

     14.4 Disclaimer: Landlord shall not be in default hereunder or be liable
          ----------
for any damages directly or indirectly resulting from, or by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or the Building, or (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resource consumption. Rent shall be abated in accordance with the terms of Section 18 due to the occurrence of any of the foregoing conditions which are covered by Landlord's insurance.

     14.5 Use of Common Areas and Facilities: All common facilities and areas
          ----------------------------------
furnished by Landlord in or near the Building, including parking areas, lighting facilities, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, rest rooms and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers shall at all times be subject to the exclusive control and management of Landlord. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to establish, modify and enforce reasonable rules and regulations necessary for the proper operation and maintenance of common areas and facilities. Landlord shall have the right to close all or any portion of the common areas or facilities to such extent as, in the opinion of Landlord's legal counsel, may be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person (other than Tenant) or the public therein; and to do and perform such other acts in and to said areas and improvements as the Landlord shall reasonably determine to be advisable. All common areas and

9    LEASE AGREEMENT
facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

     14.6 Parking Facilities: If the common area of this Building includes
          ------------------
surface parking areas on the Land, then at all times Tenant's use (including use by Tenant or Tenant's employees, agents, invitees and licensees) of such surface parking area shall be free of any separate parking charges, but shall not exceed the Tenant's percentage of the Building as specified in the Basic Lease Information. Tenant shall have the right throughout the Lease Term to use the number of non-reserved parking spaces in the Building parking garage specified in the Basic Lease Information subject to the prevailing parking charges, terms and conditions as such may be changed from time to time by the parking garage operator. Tenant may rent additional parking spaces in the Building parking garage on a month-to-month basis as and when available. The availability of, and need for termination of parking in excess of the Tenant's allowance shall be determined by Landlord in its sole and unfettered discretion.

     14.7 Signage: Landlord shall provide Tenant, at no additional charge,
          -------
Building standard signage.

     14.8 Mailbox: Landlord shall furnish Tenant, without additional charge, a
          -------
locked mailbox in the Building.

SECTION 15.  ACCESS AND NAME:
----------   ---------------

          Landlord reserves, and shall at all times have, the right to re-enter the Premises upon 24 hours' prior notice to Tenant (except in an emergency) to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant, to show the Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part, without abatement of Rent. For such purpose, Landlord may erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned by Landlord's conduct pursuant to this Section. For each of the purposes stated in this Section, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance). Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open all doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to any portion of the Premises obtained by Landlord by any such means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from all or part of the Premises. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant, to change the arrangement and/or location of entrances, lobbies, parking facilities, passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

SECTION 16.  NOTICE OF OCCURRENCES:
----------   ---------------------

          Tenant shall give prompt notice to Landlord of: (i) any occurrence in or about the Premises for which Landlord might be liable; (ii) any fire or other casualty in the Premises; (iii) any damage to or defect in the Premises including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible; and (iv) damage to or defect in any part or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof.

SECTION 17.  NONLIABILITY AND INDEMNIFICATION:
----------   --------------------------------

     17.1 Waiver: Landlord shall not be liable for any loss or damage to person
          ------
or property sustained by Tenant, or other persons, which may be caused by theft, or by any act or neglect of any tenant of the Building or by any other person in or about the Building. Neither Landlord nor any partner, director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss except to the extent caused by or resulting from the intentional torts of Landlord, it being the intent of the parties that Tenant look to its own all risk insurance policy for coverage of any such item resulting from an accident even if caused by the negligence of Landlord. Further, neither Landlord nor any partner, director, officer, agent.


10   LEASE AGREEMENT
servant or employee of Landlord shall be liable: (i) for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or (ii) in any event for consequential damages, including lost profits, of Tenant or any person claiming through or under Tenant.

          17.2   Indemnification:  Tenant shall indemnify and hold harmless
                 ---------------
Landlord and all Superior Lessors and/or Superior Mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all third party claims for bodily injury and/or property damage arising from or in connection with any accident, injury or damage whatever (even if caused by Landlord's negligence or breach of this Lease) occurring in, at or upon the Premises; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses at trial and upon appeal. Landlord shall indemnify and hold harmless Tenant and its directors, officers, agents and employees from and against any and all third party claims for bodily injury and/or property damage arising from or in connection with any accident, injury or damage whatever (even if caused by Tenant's negligence or breach of this Lease) occurring in, at or upon the common areas of the Land and the Building; together with all costs, expenses and liabilities incurred or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses at trial and upon appeal. The foregoing indemnity obligations of the parties shall be limited to the amount of liability insurance coverage required of Tenant under Section 10 of this Lease.

          17.3   Duty to Defend:  In case any action or proceeding is brought
                 --------------
against Landlord and/or any Superior Lessor and/or Superior Mortgagee and/or its or their partners, directors, officers, agents and/or employees and such claim is a claim from which Tenant is obligated to indemnify Landlord pursuant to
Section 17.2, Tenant, upon notice from Landlord or such Superior Lessor or Superior Mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord). The obligation of Tenant under this Section 17 shall survive termination of this Lease. In case any action or proceeding is brought against Tenant and/or its directors, officers, agents and/or employees and such claim is a claim from which Landlord is obligated to indemnify Tenant pursuant to Section 17.2, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Tenant). The obligation of Landlord under this Section 17 shall survive termination of this Lease.

SECTION 18.  DAMAGE OR DESTRUCTION:
----------   ---------------------

          18.1   Casualty:  If the Premises or the Building are damaged by fire
                 --------
or other casualty, Landlord shall forthwith repair the same unless this Lease is terminated as permitted herein. Within twenty (20) days from the date of such damage, Landlord shall notify Tenant if the Building is damaged in excess of twenty-five percent (25%) of the Building's precasualty value, as reasonably determined by Landlord (damage in excess of such amount being referred to as "Major Damage" and damage equal to or less than such amount being referred to as "Minor Damage"). If Major Damage occurs, Landlord may elect to terminate the Lease. If Minor Damage occurs then Landlord shall repair such damage and rebuild that portion of the Building or the Premises damaged. In the event of Major Damage, if Landlord gives its written notice to Tenant electing to rebuild or in the event of Minor Damage, this Lease shall remain in full force and effect provided the repairs are completed within one hundred eighty (180) days except the Rent shall be reasonably abated during the period of repair based on that portion of the Premises not reasonably usable by Tenant. If in the event of Major Damage, Landlord elects by written notice to Tenant not to rebuild, then this Lease shall automatically terminate as of the effective date of such notice, the Rent shall be reduced by a proportionate amount based upon the extent to which said damage interfered with the business carried on by Tenant in the Premises, and the Tenant shall pay such reduced Rent up to the date of termination. Landlord agrees to refund to Tenant any Rent previously paid for any period of time subsequent to such date of termination. Landlord shall not be required to repair any damage by fire or other cause to the property of Tenant.

          18.2   Condemnation:  If more than twenty-five percent (25%) of the
                 ------------
Land and/or Building shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Landlord shall have the right to terminate this Lease. If such taking renders the Premises unsuitable for the conduct of Tenant's business then tenant shall have the right to terminate this Lease. If this Lease is terminated, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon which may be paid or owed in connection with the exercise of such power of eminent domain or conveyance in lieu thereof, and Tenant shall have no claim against the agency exercising such power or receiving such conveyance, for any part of such sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease except for the unamortized value of Tenant Improvements paid for by Tenant and relocation benefits, if any. If a part of the Land and/or Building shall be so taken or appropriated or conveyed and Landlord hereto shall elect not to terminate this Lease, Landlord shall nonetheless receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon paid or owed in connection with such taking, appropriation or conveyance; and if the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance,

11   LEASE AGREEMENT

Landlord shall restore the Premises and this Lease shall remain in full force and effect except that Tenant shall be entitled to an appropriate reduction in Rent while such restoration is being made by Landlord. Such proportionate reduction shall be based upon the extent to which the restoration being made by Landlord shall interfere with the business carried on by Tenant in the demised Premises. Landlord will not be required to repair or restore any injury or damage to the property of Tenant.

SECTION 19. SURRENDER AND HOLDING OVER:
----------  --------------------------

     19.1 General: On the last day of the term of this Lease, or upon re-entry
          -------
by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear in accordance with the provisions of Section 13 of this Lease.

     19.2 Surrender: No agreement relating to the surrender of the Premises by
          ---------
Tenant shall be valid unless in writing and signed by Landlord.

     19.3 Holding Over with Consent: Any holding over after the expiration of
          -------------------------
the term of this Lease with the written consent of Landlord shall be a tenancy from month to month. The terms, covenants and conditions of such tenancy shall be the same as provided herein, and the monthly Rent shall be the then fair market rent for the Premises as determined by Landlord, subject to adjustment as provided in Section 4 herein. Acceptance by Landlord of Rent after such expiration shall not result in any other tenancy or any renewal of the term of this Lease, and the provisions of this Section are in addition to and do not affect Landlord's right of re-entry or other rights provided under this Lease or by applicable law.

     19.4 Holding Over Without Consent: If Tenant shall retain possession of the
          ----------------------------
Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily Rent for the last period prior to the date of such expiration or termination, subject to adjustment as provided in Section 4. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Alternatively, if Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Section shall waive Landlord's right of re-entry or any other right. Unless Landlord exercises the option hereby given to it, Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent.

SECTION 20. EVENTS OF DEFAULT:
----------  -----------------

     20.1 Events of Default: The occurrence of any one or more of the following
          -----------------
events of default shall constitute a breach of this Lease by Tenant:

          20.1.1 If Tenant shall default in the payment of any security deposit, Base Rent or Additional Rent, and such default shall continue for three
(3) days after Landlord shall have given Tenant a notice specifying the same; or

          20.1.2 If Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Base Rent or Additional Rent) and such default shall continue and not be remedied within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within such time period and the continuance of which for the period required for cure will not subject Landlord or any Superior Lessor to prosecution for a crime or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within such time period advise Landlord of Tenant's intention to take all steps necessary to remedy such default; (ii) duly commence within such time period, and thereafter diligently prosecute to completion all steps necessary to remedy the default; and (iii) complete such remedy within a reasonable time after the date of said notice of Landlord; or

          20.1.3 If any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Section 9; or

          20.1.4    If Tenant shall vacate or abandon the Premises; or

          20.1.5 If Tenant or any guarantor of Tenant's obligations shall make a general assignment for the benefit of creditors, or shall be unable to pay its debts as they become due, or shall file a petition in

12   LEASE AGREEMENT
bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or

          20.1.6 If within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within ninety (90) days after the appointment without the consent or acquiescence of Tenant of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or

          20.1.7 If this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days.

     20.2 Limitation of Tenant Right to Notice: During any twelve (12) month
          ------------------------------------
period, Tenant shall be entitled to only two (2) notices pursuant to Section
20.1.1 and one (1) notice each for the same type of default pursuant to Section 20.1.2.

SECTION 21. REMEDIES UPON DEFAULT:
----------  ---------------------

     21.1 Remedies: Upon the occurrence of an event of default constituting a
          --------
breach of this Lease under Section 20, Landlord may exercise any one or more of the remedies set forth in this Section 21 or in Section 24, or any other remedy available under applicable law or contained in this Lease.

          21.1.1 Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Premises, or any part thereof, either by summary eviction proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosection or damages therefor, and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises.

          21.1.2 Landlord at its option may relet the whole or any part of the Premises from time to time, either in the name of the Landlord or otherwise, to such tenants, for such terms ending before, on or after the expiration date of the Lease Term, at such rentals and upon such other conditions (including concessions, tenant improvements, and free rent periods) as Landlord may determine to be appropriate. Landlord at its option may make such physical changes to the Premises as Landlord considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting Tenant's liability. If there is other unleased space in the Building, Landlord may lease such other space without prejudice to its remedies against Tenant.

          21.1.3 Whether or not Landlord retakes possession or relets the Premises, Landlord shall have the right to recover unpaid rent and all damages caused by the default as well as all costs and expenses incurred in the connection with the enforcement of this Lease, including reasonable attorney fees and court costs. Damages shall include, without limitation; (i) all rentals lost; (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default; (iii) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting; and (iv) all costs incurred by Landlord in reletting the Premises, including, without limitation, any brokerage commissions and the value of Landlord's time.

          21.1.4 To the extent permitted under Oregon law, Landlord may sue periodically for damages as they accrue without barring a later action for further damages. Landlord may in one action recover accrued damages plus damages attributable to the remaining Lease Term equal to the difference between the rent reserved in this Lease (including an estimated amount of Additional Rent as determined by Landlord) for the balance of the Lease Term after the time of award, and the fair rental value of the Premises for the same period, discounted to the time of award at the rate of nine percent (9%) per annum. If Landlord has relet the Premises for the period which otherwise would have constituted the unexpired portion of the Lease Term or any part, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          21.1.5 To seize and dispose of Tenant's Property (as that term is defined in Section 13.2) in any manner permitted by law.

     21.2 Cumulative Remedies: The remedies provided for in this Lease are
          -------------------
cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time, and

13   LEASE AGREEMENT

Landlord may invoke any remedy allowed at law or in equity, including an action for specific performance, as if specific remedies were not provided for herein. In the event of a breach threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right to obtain an injunction and any other appropriate equitable relief.

          21.3   Termination: Even though Tenant has breached this Lease, the
                 -----------
lease shall continue in effect for so long as Landlord does not terminate Tenant's possession of the Premises or Tenant does not abandon the Premises. Even after Tenant is no longer in possession of the Premises, Tenant shall have continuing contractual liability under the Lease, and Landlord may enforce its rights and remedies under this Lease in the event of a breach, including the right to recover its damages for loss of Rent for the remainder of the Lease Term after Tenant is dispossessed of the Premises. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord of protect Landlord's interest under this Lease shall not constitute a termination of Tenant's contractual liability under the Lease unless written release of liability is given by Landlord to Tenant.

          21.4   Interest on Damages:  In addition to any other remedies
                 --------------------
Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Section 21, if any Base Rent, Additional Rent or damages payable hereunder by Tenant to Landlord are not paid within five (5) days after demand therefor, the same shall bear interest at the annual rate of fifteen percent (15%) or the maximum rate permitted by law, whichever is less, calculated monthly from the due date thereof until paid, and the amount of such interest shall be included as Additional Rent.

SECTION 22.  SERVICES IN THE EVENT OF DEFAULT:
----------   --------------------------------

                 In addition to any rights and remedies which Landlord may have under this Lease, if there shall be a default hereunder by Tenant which shall not have been remedied within the applicable grace period, Landlord shall not be obligated to furnish Tenant or the Premises any heat, ventilation or air-conditioning services outside of business hours on business days, or any extra or additional cleaning services; and the discontinuance of any one or more such services shall be without liability by Landlord to Tenant and shall not reduce, diminish or otherwise affect any of Tenant's covenants and obligations under this Lease.

SECTION 23.  NO WAIVERS OF PERFORMANCE:
----------   -------------------------

                 The failure of either party to insist in any one more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein, contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations or any other obligations of this Lease or of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Rent with knowledge of a breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

SECTION 24.  CURING TENANT'S DEFAULTS:
----------   ------------------------

                 All covenants and agreements to be performed by the Tenant under of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as expressly provided otherwise herein. If the Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for the periods referred to in Section 20 hereof after notice thereof by the Landlord, the Landlord may make any such payment or perform any such act on the Tenant's part to be made or performed as in this Lease provided but shall not be obligated so to do. Any such payment or performance shall not be a waiver or release of Tenant's obligations. All sums so paid by the Landlord and all necessary incidental costs together with interest thereon at the rate specified in Section 21.4 from the date of such payment by the Landlord shall be payable as Additional Rent to the Landlord on demand, and the Tenant covenants to pay any such sums, and the Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of the nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of the Rent.

SECTION 25.  BROKER:
----------   ------

                 Tenant covenants, warrants and represents that no broker except as provided in the Basic Lease Information (the "Broker") was instrumental in bringing about or consummating this Lease and that Tenant had no conversations or negotiations with any broker except the Broker concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord against and form any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker other than the Broker. Landlord shall pay any brokerage commissions due the Broker as per a separate agreement between Landlord and the Broker.

SECTION 26. NOTICES:
----------  -------

               Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease). Notices shall be deemed to have been properly given, rendered or made: if delivered in person to the Landlord or Tenant and receipt is acknowledged; or, if sent postage prepaid by registered or certified mail, return receipt requested, effective forty-eight (48) hours after posted in a United States post office station or letter box in the continental United States, addressed to the other party at the address designated by the party (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building). Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it.

SECTION 27. ESTOPPEL CERTIFICATES:
----------  ---------------------

               Each party agrees, at any time and from time to time, as requested by the other party with not less than ten (10) days' prior nor notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer shall have knowledge, and stating whether or not, to the best knowledge of the signer, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request. If either party fails to respond within fifteen (15) days of receipt by the party of a written request for such a statement, the party shall be deemed to have given such statement and shall be deemed to have admitted the accuracy of any information contained in the request for such statement and that the Lease is unmodified and in full force and effect, that there are not uncured defaults in Landlord's performance, and that not more than one (1) month's Rent has been paid in advance.

SECTION 28. MEMORANDUM OF LEASE:
----------  -------------------

               Tenant shall not record this Lease. Upon ten (10) days prior written notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

SECTION 29. RELOCATION OF PREMISES:
----------  ----------------------

               In the event Landlord requires the Premises for use in conjunction with another suite or other reasons connected with the Building leasing program, Landlord shall have the right, after first giving sixty (60) days written notice to Tenant to move the Tenant to another space of similar size within the Building or within another building within the Project (as such term is defined below in this Section). Tenant's failure to cooperate in such a relocation shall constitute a material breach of this Lease giving the Landlord the right to terminate Tenant's possession of the Premises pursuant to Section 21, and to recover the amounts stated in Section 19.4 for holding over without the Landlord's consent. Such move shall be at the sole cost and expense of Landlord, including but not limited to all costs and expenses related to improving the space with leasehold improvements equal to those then in the Premises, moving the furniture, office equipment and other contents of the Premises to the new space, reinstating telecommunications equipment, printing of new stationery, business cards and other printed matter bearing the address of the Tenant and such other expenses as Tenant may incur, it being the intention of the parties that Tenant incur no cost or expense as a result of the move. After such move, all terms and conditions of this Lease shall remain in full force and effect, save and excepting that the Premises shall be the new space. The term "Project" as used in this Section shall mean the larger multi-building development, if any, of which the Building is a part. Tenant acknowledges that the new premises may be located in a building within the Project owned by Landlord or one of Landlord's affiliates.

15   LEASE AGREEMENT

SECTION 30: ADJUSTMENT OF COMMENCEMENT AND EXPIRATION DATES:
----------  -----------------------------------------------

     30.1      Commencement Date: The term of this Lease shall commence on a
               -----------------
date (herein the "Commencement Date") which shall be the date specified in the Basic Lease Information unless:

               30.1.1 Landlord notifies Tenant of an earlier or later Commencement Date at least thirty (30) days in advance; or

               30.1.2 Tenant actually occupies the Premises earlier than the date specified in the Basic Lease Information or any notice given pursuant to
Section 30.1.1, in which event the occupancy date shall be the Commencement
Date.

     30.2      Tenant Obligations: If the Premises are not ready for
               ------------------
Tenant's occupancy by the Commencement Date (as specified in the Basic Lease Information) due to the fault of the Landlord or due to the occurrence of an event of force majeure, the Base Rent and Additional Rent payable hereunder shall be abated for the time period of such delay. Tenant shall be considered to have caused any delay in the preparation of the Premises resulting from Tenant's failure to sign this Lease on or before the Construction Information Submittal Date specified in the Basic Lease Information or, in the alternative, to provide Landlord by such date a written agreement in form and content satisfactory to Landlord guarantying Tenant will pay Landlord for any and all costs incurred in connection with the work done prior to execution of this Lease to prepare the Premises for Tenant. If the Tenant Improvements are not completed on the Commencement Date due to (i) the failure of Tenant to fulfill any obligation pursuant to the terms of this Lease or any exhibit hereto, including without limitation Tenant's failure to comply with the Construction Information Submittal and Construction Approval Dates specified in the Basic Lease Information; or (ii) any changes in the Tenant Improvements requested by Tenant, then Tenant shall not be entitled to any abatement of Rent due to such delay.

     30.3      Tenant Termination Rights: In the event the Premises are not
               -------------------------
ready for Tenant's occupancy within sixty (60) days after the Commencement Date specified in the Basic Lease Information, because of the holding over or retention of possession by any tenant, subtenant or occupant, or because of the fact that a temporary or permanent certificate of occupancy has not been procured, or because the Premises are not ready for occupancy for any other reason, Tenant may terminate this Lease by written notice if Tenant is not responsible for the delay; and provided, however, that such time period may at Landlord's sole option be extended by any period, not to exceed ninety (90) days after the Commencement Date specified in the Basic Lease Information for delays due to an occurrence of any of the events of force majeure described in Section 31.5, casualties, acts of God, strikes, shortages of labor or materials or other causes beyond the reasonable control of Landlord. If the Premises are not ready for Tenant's occupancy within such time period including any extension, this Lease shall be deemed null and void and all rights and obligations of the parties shall terminate, and Landlord shall not be subject to any liability therefor. Termination under this Section 30.3 shall be Tenant's sole remedy and Tenant shall have no other rights or claims hereunder at law or in equity except that Landlord shall return to Tenant promptly after any termination any Rent deposited previously with Landlord.

     30.4      Expiration Date: In the event the Commencement Date is adjusted
               ---------------
to a date other than as specified in the Basic Lease Information, the Expiration Date shall be extended as necessary so that the Lease Term will contain the number of full calendar months indicated in the Rent Schedule of the Basic Lease Information and so that the Expiration Date will fall on the last day of a calendar month.

     30.5      Early Occupancy: If Landlord has given Tenant permission to enter
               ---------------
into the possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions and provisions of this Lease, including, without limitation, the payment of Base Rent and the Additional Rent.

SECTION 31. MISCELLANEOUS:
----------  -------------

        31.1   Merger: All understandings and agreements heretofore had between
               ------
the parties are merged in this Lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other written agreement(s) made concurrently herewith.

        31.2   Modifications: No agreement shall be effective to change, modify,
               -------------
waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement is sought. If Tenant shall at any time request Landlord to sublet the Premises for Tenant's account, Landlord or its agent is authorized to receive the keys for such purposes without releasing Tenant from any of its obligations under this Lease, and

16   LEASE AGREEMENT

Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting.

          31.3  Successors and Assigns: Except as otherwise expressly provided
                ----------------------
in this Lease, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that: (i) no violation of the provisions of Section 9 shall operate to vest any rights in any successor or assignee of Tenant; and (ii) the provisions of this Section shall not be construed as modifying the provisions of Section 9 or 20.

          31.4  Nonrecourse Lease: Tenant shall look only to Landlord's estate
                -----------------
and property in the Land and the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

          31.5  Force Majeure: The obligations of Tenant hereunder shall be in
                -------------
no way affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because:

                31.5.1. Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or

                31.5.2 of any failure or defect in the supply, quantity or character of electricity, water or other utilities furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control.

          31.6  Definitions: For the purpose of this Lease, the following terms
                -----------
have the meanings indicated:

                31.6.1 The term "mortgage" shall include a mortgage and/or deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

                31.6.2 The term "laws and requirements of any public authorities" and words of similar import shall mean laws and ordinances of any or all of the federal, state, city, town, county, borough and village governments and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Building and/or the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force.

               31.6.3 The term "requirements of insurance bodies" and words of similar import shall mean rules, regulations, orders and other requirements of the Oregon Surveying and Rating Bureau and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the Premises, whether now or hereafter in force.

               31.6.4 The term "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease.

               31.6.5 The term "Land" shall mean the real property lot or parcel upon which the Building is located including without limitation parking areas, landscaped areas, walkways, driveways, sidewalks and curbs.

               31.6.6 The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the Building, so that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a lease of the Building, the transferror shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed without further agreement that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease.

17   LEASE AGREEMENT

               31.6.7 The term "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular Section, unless expressly so stated.

               31.6.8 The term "and/or" when applied to two or more matters or things shall construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

               31.6.9 The term "person" shall mean natural person or persons, a partnership, a corporation and any other form of business or legal association or entity.

          31.7  Effect of Expiration: Upon the expiration or other termination
                --------------------
of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this Lease, any liability for a payment (including, without limitation, Additional Rent, herein) which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

          31.8  Modifications for Superior Mortgagee: If any Superior Mortgagee
                ------------------------------------
shall require any modifications(s) of this Lease, Tenant upon ten (10) days prior written notice of Landlord's request, shall execute and deliver to Landlord such instruments effecting such modifications(s) as Landlord shall require, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease.

          31.9  Excavation: If an excavation shall be made upon land adjacent to
                ----------
or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, and without reducing or otherwise affecting Tenant's obligations under this Lease.

          31.10 Union Contracts: Tenant agrees that the exercise of its rights
                ---------------
pursuant to the provision of Section 12 or of any other provisions of this Lease or the Exhibits hereto shall not be done in a manner which would violate Landlord's union contracts affecting the Land and/or Building, nor create any lawful work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building.

          31.11 Prorations: Any apportionments or prorations of Base Rent or
                ----------
Additional Rent to be made under this Lease shall be computed on the basis of a three hundred sixty (360) day year, with twelve (12) months of thirty (30) days each.

          31.12 Governing Law: Regardless of the place of execution or
                -------------
performance, this Lease shall be governed by and construed in accordance with the laws of the State of Oregon. If any provision of this Lease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, heading and titles in this Lease are solely for convenience or reference and shall not affect its interpretation. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. Time is of the essence of this Lease and all of its provisions.

          31.13 Light Air and View: Any diminution or shutting off of light, air
                ------------------
or view by any structure which may be erected on lands adjacent to or near the Building shall in no way affect this Lease or impose any liability on Landlord.

          31.14 Tenant Representations: If Tenant is a corporation, each person
                ----------------------
executing this Lease on behalf of Tenant does hereby covenant and warrant that:

                31.14.1 Tenant is duly incorporated and validly existing under the laws of its state of incorporation, and, if such corporation is existing under the laws of a jurisdiction other than Oregon, qualified to transact business in Oregon;

                31.14.2 Tenant has full corporate right and authority to enter into this Lease and to perform all Tenant's obligations hereunder; and

18        LEASE AGREEMENT

               31.14.3 Each person (and both of the persons if more than one signs) signing this Lease on behalf of the corporation is duly and validly authorized to do so.

     31.15 Defined Terms:  Words capitalized other than as the first word of a
           -------------
sentence are defined terms and have the meaning, throughout this Lease, given to them when they are first used with an initial capital or when used in quotation marks.

     31.16 Counterparts.  This Lease may be executed in one or more counterparts
           ------------
by separate signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding on all parties hereto, even though all parties are not signatories to the original or to the same counterpart. Any counterpart of this Lease that has attached to it separate signature pages, which together contain the signatures of all parties, shall for all purposes be deemed a fully executed instrument, and in making proof of this Lease, it shall not be necessary to produce or account for more than one such counterpart.

     31.17 Costs and Attorney Fees:
           -----------------------

               31.17.1   No Suit or Action Filed.  If this Lease is placed in
                         -----------------------
the hands of an attorney due to a default in the payment or performance of any of its terms, the defaulting party shall pay, immediately upon demand, all of the other party's costs and expenses associated with enforcing the Lease, including reasonable attorney fees and collection costs even though no suit or action is held thereon, and any other fees or expenses incurred by the nondefaulting party.

               31.17.2   Arbitration or Mediation; Trial and Appeal.  If any
                         ------------------------------------------
arbitration, mediation, or other proceeding is brought in lieu of litigation, or if legal action is instituted to enforce or interpret any of the terms of this Lease or if legal action is instituted in a Bankruptcy Court for a United States District Court to enforce or interpret any of the terms of this Lease, to seek relief from an automatic stay, to obtain adequate protection, or to otherwise assert the interest of Landlord in a bankruptcy proceeding, the party not prevailing shall pay the prevailing party's costs and disbursements, the fees and expenses of expert witnesses in determining reasonable attorney fees, and such sums as the court may determine to be reasonable for the prevailing party's attorney fees connected with the trial and any appeal and by petition for review thereof.

               31.17.3   Definitions.  For purposes of this Contract, the term
                         -----------
attorney fees includes all charges of the prevailing party's attorneys and their staff (including without limitation legal assistants, paralegals, word processing, and other support personnel) and any postpetition fees in a bankruptcy court. For purposes of this Contract, the term fees and expenses includes but is not limited to long-distance telephone charges; expenses of facsimile transmission; expenses for postage (including costs of registered or certified mail and return receipts), express mail, or parcel delivery; mileage and all deposition charges, including but not limited to court reporters' charges, appearance fees, and all costs of transcription; costs incurred in searching records.

     31.18 Effect of Failure to Consent:  The parties acknowledge that the
           ----------------------------
obligation of good faith and fair dealing generally applies to this Lease requiring each party to act reasonably except to the extent explicitly and specifically provided otherwise in this Lease. If either party unreasonably withholds or conditions a requested consent or demands payment of an unreasonable sum, the other party shall not be entitled to any damages for the unreasonableness, if being intended that the sole remedy shall be to proceed as if the unreasonable party had responded reasonably.

           IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease Agreement as of the date and year first above written.

LANDLORD                                     TENANT
--------                                     ------

WCB FIFTEEN LIMITED PARTNERSHIP,             VIRTUAL MORTGAGE NETWORK,
a Delaware limited partnership               a Nevada corporation
By:  WCB Fifteen Inc.,
     a Delaware corporation,
     the General Partner


By: /s/ Jim Edwards                          By: /s/ Lee W. Shorey
   -----------------------------                -----------------------------
   Jim Edwards
   Vice President                            Title: V. P. Administration
                                                   --------------------------

Date: Dec. 16, 1996                          Date:  12-6-96
     ---------------------------                   --------------------------

                                   EXHIBIT A
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                          Legal Description for Land
                          --------------------------

                                   EXHIBIT A
                                   ---------
                               LEGAL DESCRIPTION
                               -----------------
                                      FOR
                                      ---
                           KRUSE WOODSLEASE AGREEMENT
                           --------------------------


A tract of land situated in Lots 18 & 7 of the duly recorded plot of BONITA MEADOWS, in the Northeast quarter if Section 7, Township 2 South, Range 1 East, of the Willamette Meridian, Clackamas County, Oregon, begin more particularly described as follows:

Beginning at the Northeast corner of Lot 18, BONITA MEADOWS; thence along the Easterly line of said Lots 18 & 7, South 0 degrees 14' 52" West 500.08 feet to a point on the Northerly right-of-way line of Meadows Road, said point being
115.73 feet Southerly from the Northeast corner of said Lot 7 (said Meadows Road right-of-way is laid out in Clackamas County Survey Number 19907); thence along said Northerly right-of-way of Meadows Road, the courses and distances as follows: Northeastly though a 470.00 foot radius curve, concave to the North, an arc distance of 36.53 feet (chord bears North 67 degrees 27' 44" West, 36.52 feet); thence North 24 degrees 45' 50" East, 20.00 feet; thence North 65 degrees 14' 09" West, 150.32 feet; thence Northwesterly though a 550.00 foot radius curve, concave to the South, an arc distance of 235.44 feet (chord bears North 77 degrees 29' 57" West, 233.65 feet); thence North 89 degrees 45' 44" West,
139.58 feet; thence North 44 degrees 44' 52" West, 24.04 feet to a point on the Easterly right-of-way of a 100.00 foot wide roadway; thence Northerly along the Easterly right-of-way of said 100.00 foot wide roadway North 0 degrees 16' 00" East, 339.28 feet to a point on the Northerly boundary of said Lot, said point being 20.01 feet Easterly from the Northwest corner of said Lot 18, said point also being on the Southerly right-of-way line of Kurse Way; thence along the North boundary of said Lot 18, and the Southerly right-of-way of said Kruse Way, South 89 degrees 44' 00" East, 547.04 feet to the point of beginning.




1 - LEGAL DESCRIPTION                                 EXHIBIT A TO LEASE

                                                      KRUSE WOODS ONE

________________________________________________________________________________
EXHIBIT A TO LEASE

                                   EXHIBIT B
                                   ---------

                                LEASE AGREEMENT
                                ---------------

                          Floor Plan For The Building
                          ---------------------------

                      [KRUSE WOODS ONE THIRD FLOOR CHART]

                                   EXHIBIT C
                                   ---------

                               LEASE AGREEMENT
                               ---------------

                                Work Agreement
                                --------------

Section 1.  TENANT IMPROVEMENTS PROVIDED BY LANDLORD.  Landlord agrees to
---------   ----------------------------------------
provide the following Building-Standard Tenant Improvements in the Premises at Landlord's sole cost and expense:

          1.1    Partitions:    .  Add 32 lineal feet of partitions, as
                 ----------
                                   designated on EXHIBIT D.
                                                 ---------

                                .  Demolish fourteen (14) lineal feet of
                                   demising wall as designated on EXHIBIT D.
                                                                  ---------

                                . Patch seven (7) demo locations as designated on Exhibit D.

          1.2    Painting: All Tenant walls shall be painted in Building
                 --------
Standard color(s).

          1.3    Doors, Frames and Hardware:  Add two (2) interior solid core
                 --------------------------
door(s) with frames and hardware including latch sets, hinges and stops, as designated on Exhibit D.
              ---------

          1.4    Ceiling:  Replace 56 sq.ft. of 2x4 suspended acoustical tile
                 -------
and repair 14 lineal feet of grid penetration.

          1.5    Lighting:  Relocate two (2), rewire one (1), and relocate and
                 --------
rewire one (1) recessed two tube fluorescent light fixtures with parabolic lens, and two (2) light switches.

          1.6    Floor Covering:  116 square feet of carpet and base.
                 --------------

          1.7    Window  Covering:  Window covering for all exterior windows.
                 ----------------

          1.8    Electrical:    .  Add four (4) 120-volt duplex electrical wall
                 ----------
                                   outlets.

                                . Terminate and remove one (1) 120-volt duplex electrical wall outlets and two (2) floor monuments.

                                .  One dedicated 110-volt circuit.

          1.9    Telephone/Data Outlets:  Two (2) telephone mud rings with pull
                 ----------------------
strings.

          1.10   Sprinkler Drops:  Relocate or add two (2) sprinkler drops.
                 ---------------

          1.11   Horn Strobe:  One (1).
                 -----------

          1.12   HVAC:  Add one (1) supply device.
                 ----




EXHIBIT C, 1 - Work Agreement
---------

Section 2. ADDITIONAL TENANT IMPROVEMENTS PROVIDED BY LANDLORD.
---------  ---------------------------------------------------
     Intentionally omitted.

Section 3. ADDITIONAL TENANT IMPROVEMENTS AT TENANT'S EXPENSE.
---------  --------------------------------------------------
     Intentionally omitted.

Section 4. TENANT IMPROVEMENT ALLOWANCES PROVIDED BY LANDLORD.
---------  --------------------------------------------------
     Intentionally omitted.

Section 5. DESIGN OF TENANT IMPROVEMENTS.
---------  -----------------------------

     5.1  CDP Preparation: Landlord's office planner shall prepare a
          ---------------
construction document package (hereafter the "CDP") consisting of a floor plan, a reflected ceiling/lighting plan and Tenant's supplement specification.

          5.1.1 The CDP shall be based upon the schematic space plan attached as Exhibit D and the construction information provided by Tenant.

          5.1.2 Tenant shall provide Landlord's office planner with all of the construction information requested by Landlord's office planner by no later than the construction information submittal date specified in the Basic Lease Information.

          5.1.3 Tenant shall be responsible for all delays in occupancy and additional costs, including without limitation design fees, resulting from its failure to submit such information on time and any Tenant requested changes in the Tenant Improvements specified in this Lease (herein "Change Items").

     5.2  CDP Approval: Tenant shall approve the CDP by the construction
          ------------
document approval date specified in the Basic Lease Information subject to any corrections requested to make the CDP consistent with the construction information submitted to Landlord's office planner, and subject to any request deletions. The CDP shall include a statement (the "Statement") of the costs, if any, for which Tenant will be responsible under the terms of this Work Agreement. The CDP and the Statement included therein must be approved by Tenant in writing before the Landlord will proceed to obtain building permits and commence construction.

     5.3  Rentable Area Definition. The amount of rentable area shall be 108% of
          ------------------------
the usable area located on a single-tenant floor and 115% of the usable area located on a multi-tenant floor. Usable area on multi-tenant floors shall be computed by measuring to the finished surface of the office-side of corridors and other permanent walls, to the center of partitions that separate the Premises from adjoining office suites, and to the inside finished surfaces of the dominant portion of the permanent outer building walls. The usable area of a multi-tenant floor shall be equal to the sum of all usable areas on that floor. Usable area on single-tenant floors shall be computed by measuring to the inside finished surfaces of the dominant portion of the permanent outer building walls, excluding any major verticle penetrations of the floor such as elevators. No deductions shall be made for columns and projections necessary to the Building when calculating the usable area on any floor of the Building. The precise amount of the rentable area in the Premises indicated in the approved CDP shall be controlling in the event of any variance from the approximate rentable area specified in the Basic Lease Information. Base Rent, Tenant's Percentage, the number of parking spaces, if any, available to Tenant and any similar item based upon the size of the Premises shall be adjusted to reflect the precise rentable area in the Premises determined by the approved CDP. If Landlord gives Tenant notice of an adjustment in the size of the Premises by means of the CDP or otherwise and adjustment of any other Lease terms based upon the changed size of the Premises, it shall be deemed a request for an estoppel statement from Tenant confirming the adjustments pursuant to Section 27. Unless Tenant gives notice to Landlord of an objection to the adjustments within fifteen (15) days of Landlord's notice, it shall be final and binding on Tenant as an amendment of this Lease.

     5.4  Tenant Responsibilities: Tenant shall be responsible for delays and
          -----------------------
additional costs, including without limitation design fees, caused by: (i) any changes made by Tenant to the CDP other than corrections and deletions of the type described in Section 5.2; (ii) Tenant's failure to approve the CDP and the Statement by the construction document approval date; or (iii) by delays in delivery of non-building-standard materials requiring long lead times. Tenant shall pay, prior to taking occupancy of the Premises, all of Landlord's design fees arising out of the inclusion of non-building-standard materials in the Premises.

EXHIBIT C, 2 - Work Agreement
---------

Section 6.  CONSTRUCTION.
---------   ------------

        Approval of the CDP shall constitute written authorization to complete the Premises in accordance with the CDP. Tenant may in such authorization delete items to reduce its cost. In the absence of such written authorization, Landlord shall not be obligated to commence work on the Premises. Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises. Landlord shall complete the construction of the Tenant Improvements as soon as reasonably possible after the approval to commence construction is given by Tenant. Landlord's contractor shall complete the Tenant Improvements in accordance with Tenant's approved CDP.

Section 7.  FIELD CHANGE ORDERS.
---------   -------------------

        If Tenant shall request any change in the Tenant approved CDP, Tenant shall request such change in writing to Landlord, and such request shall be accompanied by all information necessary to prepare plans and specifications for such change. After receiving this information, Landlord shall cause its office planner to prepare such plans and specifications and a proposed field change order ("FCO") as soon as reasonably possible thereafter. Landlord shall not be obligated to proceed with any work which would be affected by a proposed FCO until it is effective or Tenant withdraws the FCO requests Tenant shall be responsible for any and all delays in construction and occupancy caused by Tenant's FCO requests. The proposed FCO shall set forth the estimated cost of the changes. THe proposed FCO shall be effective only when signed by both Landlord and Tenant, and Tenant has deposited the estimated cost of the changes with Landlord. Landlord shall hold this payment as an additional security deposit. Upon the acceptance of the Premises by Tenant, this additional security deposit shall be applied to pay the cost of the work. If the actual cost of the change order is more or less than this security deposit then the excess or deficiency shall be refunded or paid at the same time, as the case may be. Even if Tenant fails to approve the proposed FCO, Tenant shall be responsible for the cost of preparing any plans and specifications for the proposed FCO. The actual cost, including design and administrative fees, of any FCO shall be paid by Tenant on or before the date Tenant first occupies the Premises unless stated otherwise in the FCO.

Section 8.  IMPROVEMENTS CONSTRUCTED BY TENANT.
---------   ----------------------------------

        If any work is to be performed in connection with Tenant Improvements on the Premises by Tenant or Tenant's contractor.

        8.1  Landlord's Approval: Such work shall not proceed until Landlord's
             -------------------
written approval of each of the following items: (a) Tenant's contractor; (b) public liability and property damage insurance carried by Tenant or its contractor; and (c) schematic plans and specifications for such work. The detailed construction plans and specifications shall be prepared by Landlord's office planner at Tenant's expense based upon the schematic plans and specifications. All such work shall done in strict conformity with such final plans and specifications subject to field change orders prepared and approved in the manner specified in Section 3.1 above. As built plans shall be prepared by Landlord's office planner at Tenant's expense after the work is fully completed and a copy retained by Landlord for its use.

        8.2  Permits: All work shall be done in conformity with a valid building
             -------
permit (obtained at Tenant's expense) when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations at Tenant's sole expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

        8.3  Coordination: All work by Tenant or Tenant's contractor shall be
             ------------
scheduled through Landlord. Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor.

        8.4  Manner of Entry: Tenant's entry to the Premises for any purpose,
             ---------------
including without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the Lease Commencement Date as specified in the Basic Lease Information shall be at such times as are approved by Landlord and subject to all the terms and conditions of the lease except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

        8.5  Faulty Work: Tenant shall promptly reimburse Landlord upon demand
             -----------
for any extra expense incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate cleanup.

EXHIBIT C, 3 - Work Agreement
---------

                                   EXHIBIT D
                                   ---------
                                LEASE AGREEMENT
                                ---------------
                     Schematic Space Plan for the Premises
                     -------------------------------------









EHIBIT D, 1 - Schematic Space Plan for Premises
--------

                           [VIRTUAL MORTGAGE CHART]

                                   EXHIBIT E
                                   ---------
                                LEASE AGREEMENT
                                ---------------
                             Rules and Regulations
                             ---------------------

          1. The rights of each tenant in the entrances, corridors and elevators servicing the Building are limited to ingress to and egress from such tenant's Premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors or elevators for any other purpose. No tenant shall invite to the tenant's Premises, or permit the visit of, persons in such numbers or under such conditions as to unreasonably interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by any other tenants. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally.

          2. Admission to the Building in certain areas and during certain hours may be restricted by Landlord by means of access devices such as keys, entry cards, combination codes and the like. Landlord may require all persons admitted to or leaving the Building outside of business hours on business days to provide appropriate identification, use a designated access device and to comply with all other Building security requirements. Tenant shall be responsible for all persons to whom it issues an access device or discloses an access code and shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgement of Landlord, be prejudicial to the safety, character or reputation of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. During any invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building. Each tenant shall pay Landlord a refundable deposit in an amount reasonably determined by Landlord from time to time for each access device issued to a tenant.

          3. Smoking is prohibited at all times in all areas of the Building, including, but not limited to, offices, restrooms, corridors, stairwells, lobbies and elevators.

          4. No tenant shall obtain or accept for use in its Premises ice, food, beverages, cleaning or other similar services from any persons reasonably prohibited in writing from furnishing such services. Such services shall be furnished only at such hours, and under such reasonable regulations, as may be fixed by Landlord from time to time.

          5. The cost of repairing any damage to the public portions of the Building, the common areas or the public facilities or to any facilities used in common with other tenants, caused by a tenant or its employees, agents, contractors, licensees or invitees, shall be paid by such tenant.

          6. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens, if any, which are different from the standards adopted by Landlord for the Building shall be attached to or hung in or used in connection with any exterior window or door of the Premises of any tenant without the prior written consent of Landlord. All tenants with Premises visible from one of the lobbies, or any other public portion of the Building, shall furnish and maintain the Premises in a first-class manner, utilizing furnishings and other decorations commensurate in quality and style with the furnishings and decor in the public portions of the Building.

          7. No lettering, sign, advertisement, notice or object shall be displayed in or on the exterior windows or doors, or on the outside of any tenant's Premises, or at any point inside any tenant's Premises where the same might be visible outside of such Premises, without the prior written consent of Landlord which consent may be withheld in Landlord's sole and unfettered discretion. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations, and lettering on doors, if and when approved by Landlord, shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

          8. The windows that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.


EXHIBIT E, 1 - Rules and Regulations
---------

          9. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

          10. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the Premises of any tenant or the Building except in areas designated by Landlord.

          11. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted in the Premises of any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

          12. No tenant, nor any tenant's contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the Premises or the Building any hazardous, inflammable, combustible, explosive or otherwise dangerous fluid, chemical or substance, except any fluids or substances used in the ordinary course of Tenant's business as part of a use permitted under the Lease. Landlord shall be notified of any threatened or actual violation of environmental laws or other Legal Requirements as soon as possible after any tenant becomes aware of the situation.

          13. Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or mechanisms thereof which shall make such locks inoperable by said Grand Master Key. Additional keys for a tenant's Premises and rest rooms shall be procured only from the Landlord who may make a reasonable charge therefor. Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof.

          14. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may determine from time to time. The persons employed to move furnishings, fixtures and equipment in and out of the Building shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger's or comparable license. Landlord shall have the right to require an additional security deposit from Tenant as a condition of approving a particular moving company for such purposes. Tenant must make arrangements in advance with Landlord for moving large quantities of furniture and equipment into or out of the Building. All labor and engineering cost incurred by Landlord in connection with any moving specified in this rule, including a reasonable charge for overhead and profit, shall be paid by Tenant to Landlord, on demand.

          15. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which this Exhibit is a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass listing such package or object or matter from the tenant from whose Premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property form the Premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Rule or of Rule 2 hereof.

          16. No tenant shall occupy or permit any portion of its Premises to be occupied as an office for secretarial or word processing services to third parties without the prior written consent of Landlord which consent may be withheld in the sole and unfettered discretion of Landlord. No tenant shall use its Premises or any part thereof to be used, for manufacturing or the sale at retail or auction of merchandise, goods or property of any kind or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as a school.

          17. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in good faith, Landlord believes will impair the reputation of the Building or its desirability as a building for others, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

          18. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's Premises. If, in the reasonable judgment


EXHIBIT E, 2 - Rules and Regulations
---------
of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine.

          19. No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenant's Premises without Landlord's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed, and in no case (even where the same are of a type so excepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants, but machines and mechanical equipment which may be permitted to be installed and used in tenant's Premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such Premises to any other area of the Building.

          20. Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the Premises of any tenant while cleaning or making repairs or alterations in the Premises of such tenant.

          21. No Premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.

          22. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

          23. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

          24. No tenant shall cause or permit any unusual or objectionable odors to emanate from its Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises of any tenant except as is expressly permitted in such tenant's Lease, except that Tenant may use microwave ovens for non-commercial microwave cooking of food to be consumed on the premises by the tenant's personnel.

          25. Nothing shall be done or permitted in any tenant's Premises, and nothing shall be brought into or kept in any tenant's Premises, which would impair or interfere with any of the Building's services or the proper and economic heating, cleaning or other servicing of the Building or the Premises, or the use or enjoyment by any other tenant of any other Premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference.

          26. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's Premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenants who, or whose servants, employees, agents, visitors or licensees shall have cause the same.

          27. All entrance doors in each tenant's Premises shall be left locked and all windows shall be left closed by the tenant when the tenant's Premises are not in use. Entrance doors shall not be propped open at any time. Each tenant, before closing and leaving its Premises at any time, shall turn out all lights.

          28. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

          29. The coverings for all windows in each tenant's Premises above the ground floor shall be lowered and closed as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's Premises.

          30. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants generally, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Landlord shall not be responsible to any tenant for the nonobservance or violation of any other tenant of any of the rules and regulations at any time prescribed for the Building.


EXHIBIT E, 3 - Rules and Regulations
---------